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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Good Guys, Inc. on Form S-8 of our report, dated May 17, 2002 (May 22, 2002 as to the second paragraph of Note 4), appearing in the Annual Report on Form 10-K of Good Guys, Inc. for the fiscal year ended February 28, 2002.

/s/ Deloitte & Touche LLP

June 3, 2002